UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09013

Eaton Vance Senior Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

June 30

Date of Fiscal Year End

June 30, 2022

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Senior Income Trust (EVF)
Annual Report
June 30, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report June 30, 2022
Eaton Vance
Senior Income Trust

Eaton Vance
Senior Income Trust
June 30, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
Amid increasing global concerns about inflation and supply-chain disruptions, and the negative effect of Russia’s invasion of Ukraine on both of those issues, senior loans displayed their value as a portfolio diversifier by outperforming the majority of U.S. fixed-income asset classes during the 12-month period ended June 30, 2022. While returns were nonetheless negative at -2.78% for the S&P/LSTA Leveraged Loan Index (the Index), a broad measure of the asset class, senior loans outperformed corporate bonds, corporate high yield bonds, municipal bonds, and U.S. government bonds during the period.
For senior loan investors, the one-year period appeared to consist of two distinct parts. From the opening of the period on July 1, 2021 through January 2022, the asset class generally rallied — except for a pause in July 2021 when returns were flat, and in November 2021 when a new COVID-19 variant caused equity and fixed-income prices to plummet worldwide. In a yield-starved environment, senior loans offered attractive spreads versus other asset classes.
The ongoing rollout of vaccines, the reopening of U.S. businesses, and comparatively low yields in other fixed-income asset classes all provided tailwinds for senior loans during that time. Technical factors also bolstered loan performance as demand outpaced supply and institutional demand for collateralized loan obligations (CLOs) remained strong. Reflecting investors’ seemingly increased appetite for risk, lower-rated loans generally outperformed higher-rated issues.
In February 2022, however, the economic impact of Russia’s invasion of Ukraine became a tipping point for loan performance. While the U.S. Federal Reserve’s (the Fed’s) projection of seven rate increases in 2022 was viewed as a positive for floating-rate loans, investors began to worry about the negative effects of supply-chain disruptions, higher commodity and labor expenses, rising debt service costs on loan issuers, and the potential for a recession in both the U.S. and global economies.
Manifesting investors’ concerns, higher-quality loans began to outperform lower-quality loans. Loan prices, which had risen earlier in the period, declined each month from February through the end of the period. While mutual fund inflows for the asset class continued through April, flows turned negative in the final two months of the period and CLO demand declined as well. As of period-end on June 30, 2022, loan prices had fallen to $92.16 from $98.37 at the start of the period.
One remaining bright spot, however, was issuer fundamentals. The trailing 12-month default rate plummeted from 1.25% at the beginning of the period to 0.28% at period-end, near the market’s all-time low of 0.15%.
For the period as a whole, higher quality loans outperformed lower quality issues, with BBB-, BB-, B-, CCC- and D-rated (defaulted) loans in the Index returning -0.93%, -1.81%, -2.97%, -6.56%, and -17.74%, respectively.
Fund Performance
For the 12-month period ended June 30, 2022, Eaton Vance Senior Income Trust (the Fund) shares returned -6.68% at net asset value of its common shares (NAV), underperforming the -2.78% return of the S&P/LSTA Leveraged Loan Index (the Index).
The Fund’s employment of investment leverage was the largest detractor from performance versus the Index during the period. The use of leverage has the effect of achieving additional exposure to the loan market, and thus magnifying exposure to the Fund’s underlying investments in both up and down market environments. The use of leverage hurt performance versus the Index, which does not employ leverage, as leverage amplified the price declines of loans in the Fund’s underlying portfolio during the period.
The Fund’s out-of-Index allocation to corporate high yield bonds also detracted from Fund performance versus the Index. Rising interest rates led high yield bonds in general to underperform senior loans during the period.
Loan selections overall detracted from relative performance as well. In particular, loan selections in the radio & television industry — where a loan to a struggling sports broadcasting firm was among the Fund’s top relative detractors — hurt Fund returns versus the Index. Loan selections in the leisure goods/activities/movies industry and the health care industry also dragged on Fund performance versus the Index.
In contrast, loan selections and an overweight position, relative to the Index, in the oil & gas industry contributed to Fund returns versus the Index. As oil and gas prices rose sharply after Russia’s invasion of Ukraine during the period, two of the top contributors to relative returns were overweight positions in energy firms. The Fund’s small cash position also helped relative performance as the senior loan asset class delivered negative performance during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Senior Income Trust
June 30, 2022
Performance

Portfolio Manager(s) John Redding, Andrew N. Sveen, CFA, Catherine C. McDermott and Daniel P. McElaney, CFA
% Average Annual Total Returns[1,2]	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	10/30/1998	(6.68)%	2.98%	4.73%
Fund at Market Price	—	(14.68)	2.33	3.85

S&P/LSTA Leveraged Loan Index	—	(2.78)%	2.91%	3.74%
% Premium/Discount to NAV[3]
(9.90)%
Distributions [4]
Total Distributions per share for the period	$0.394
Distribution Rate at NAV	7.13%
Distribution Rate at Market Price	7.91
% Total Leverage[5]
Auction Preferred Shares (APS)	22.14%
Borrowings	15.31
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Senior Income Trust
June 30, 2022
Fund Profile

Top 10 Issuers (% of total investments)*
Citgo Petroleum Corporation	1.9%
Delek US Holdings, Inc.	1.6
Magenta Buyer, LLC	1.4
Tibco Software, Inc.	1.3
Spin Holdco, Inc.	1.1
Mallinckrodt International Finance S.A.	1.1
Virgin Media SFA Finance Limited	1.1
Hyland Software, Inc.	1.0
Ford Motor Company	1.0
Banff Merger Sub, Inc.	1.0
Total	12.5%

*	Excludes cash and cash equivalents.
Credit Quality (% of bonds, loans and asset-backed securities)[1]
[1]	Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.
Top 10 Industries (% of total investments)*
Software	17.4%
Health Care Providers & Services	4.8
Oil, Gas & Consumable Fuels	4.3
Chemicals	4.2
Commercial Services & Supplies	3.6
Machinery	3.4
Health Care Technology	3.3
Entertainment	2.9
Trading Companies & Distributors	2.9
Specialty Retail	2.4
Total	49.2%

*	Excludes cash and cash equivalents.

Eaton Vance
Senior Income Trust
June 30, 2022
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡

Investment Objectives. The Fund’s investment objective is to provide a high level of current income, consistent with the preservation of capital.
Principal Strategies. The Fund pursues its objective by investing primarily in senior, secured floating-rate loans (“Senior Loans”). Senior Loans are loans in which the interest rate paid fluctuates based on a reference rate. Senior Loans typically are secured with specific collateral and have a claim on the assets and/or stock that is senior to subordinated debtholders and stockholders of the borrower. Senior Loans are made to corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions.
Under normal market conditions, at least 80% of the Fund’s total assets will be invested in interests in Senior Loans of domestic and foreign borrowers that are denominated in U.S. dollars, euros, British pounds, Swiss francs, Canadian dollars and Australian dollars (each an “Authorized Foreign Currency”) making payments in such Authorized Foreign Currency. The remaining investment assets of the Fund may include, among other types of investments, equity securities that are acquired in connection with an investment in a Senior Loan. For the purpose of the 80% test, total assets is defined as net assets plus any borrowings for investment purposes, including any outstanding preferred shares. The Fund may also invest up to 15% of its net assets in foreign Senior Loans denominated in an Authorized Foreign Currency.
The Fund may invest up to 20% of its total assets in (i) loan interests which have (a) a second lien on collateral (“Second Lien”), (b) no security interest in the collateral, or (c) lower than a senior claim on collateral (“Junior Loans”); (ii) other income-producing securities, such as investment and non-investment grade corporate debt securities and U.S. government and U.S. dollar-denominated foreign government or supranational debt securities; and (iii) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates.
Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics (sometimes referred to as “junk”). The Fund may invest in individual Senior Loans and other securities of any credit quality.
The Fund may invest up to 15% of net assets in Senior Loans denominated in Authorized Foreign Currencies and may invest in other securities of non-United States issuers. The Fund’s investments may have significant exposure to certain sectors of the economy and thus may react differently to political or economic developments than the market as a whole. The Fund will not invest more than 10% of its assets in securities (including interests in Senior Loans) of any single Borrower.
The Fund may purchase or sell derivative instruments (which derive their value from another instrument, security or index) for risk management purposes, such as hedging against fluctuations in Senior Loans and other securities prices or interest rates. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices and other financial instruments, credit-linked notes, tranches of collateralized loan obligations and/or collateralized debt obligations, options on futures contracts, exchange-traded and over-the-counter options on securities or indices, forward foreign currency exchange contracts, and interest rate, total return and credit default swaps.
The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the effect on the Fund’s NAV of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful. The Fund has issued preferred shares and borrowed to establish leverage. Investments in derivative instruments may result in economic leverage for the Fund.
Principal Risks
Market Risk. The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include such events as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.
Credit Risk. Investments in fixed income and other debt obligations, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value. Due to their lower place in the borrower’s capital structure, secured and unsecured subordinated loans, second lien loans and subordinate bridge loans involve a higher degree of overall risk than Senior Loans to the same borrower.
Additional Risks of Loans. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict

See Endnotes and Additional Disclosures in this report.

Eaton Vance
Senior Income Trust
June 30, 2022
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.
Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.
Interest Rate Risk. In general, the value of debt instruments will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.
LIBOR Risk. The London Interbank Offered Rate or LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. The Fund has exposure to LIBOR-based instruments. Although the transition process away from LIBOR has become increasingly well defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. Any effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could result in losses to the Fund, and such effects may occur prior to the anticipated discontinuation of the remaining LIBOR settings in 2023.  Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.
Leverage Risk. Leverage, including leverage from the issuance of preferred shares and borrowings, creates risks, including the likelihood of greater volatility of NAV and market price of, and distributions from, the common shares and the risk that fluctuations in dividend rates on preferred shares and in the costs of borrowings may affect the return to common shareholders. To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the amount of income available for distribution to common shareholders will be less than if leverage had not been used. In the latter case, the investment adviser may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. While the Fund has preferred shares or borrowings outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Fund’s income available for distribution. In connection with its borrowings and preferred shares, the Fund will be required to maintain specified asset coverage by applicable federal securities laws and (as applicable) the terms of the preferred shares and its credit facility. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors cause the required asset coverage to be less than the prescribed amount. There can be no assurance that a leveraging strategy will be successful.
Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.
Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.
Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

See Endnotes and Additional Disclosures in this report.

Eaton Vance
Senior Income Trust
June 30, 2022
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the reference instrument underlying the investment.
U.S. Government Securities Risk. Although certain U.S. Government sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.
Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.
Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.
Market Discount Risk. As with any security, the market value of the common shares may increase or decrease from the amount initially paid for the common shares. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.
Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.
Recent Market Conditions. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in a substantial economic downturn, which may continue for an extended period of time. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.
Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

See Endnotes and Additional Disclosures in this report.

Eaton Vance
Senior Income Trust
June 30, 2022
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser, engages in a broad spectrum of activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor Morgan Stanley funds, programs, accounts or businesses, (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the “MS Investment Accounts,” and, together with the Eaton Vance Investment Accounts, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
Material Non-Public Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund's investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Fund(s), fair access to investment opportunities, consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser.
Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department” and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. A MS Investment Account could trade in advance of a Fund (and vice versa), might complete trades more quickly and efficiently than a Fund, and/or achieve different execution than a Fund on the same or similar investments made contemporaneously.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund.
General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Investment Company Act of 1940, as amended (the “1940 Act”), and the Employee Retirement Income Security Act, as amended (“ERISA”) impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.
Important Notice to Shareholders
The following information in this annual report is a summary of certain changes since June 30, 2021. This information may not reflect all of the changes that have occurred since you purchased this Fund.
As previously announced on March 11, 2022, the Fund's portfolio managers include John Redding, Andrew N. Sveen, Catherine C. McDermott and Daniel McElaney.

See Endnotes and Additional Disclosures in this report.

Eaton Vance
Senior Income Trust
June 30, 2022
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

In addition, effective July 1, 2022, Sarah Choi was added to the portfolio management team. Ms. Choi is a Vice President of Eaton Vance Management (“EVM”) and has been a portfolio manager of the Fund since July 2022. Ms. Choi has been employed by EVM since October 2019 and manages other Eaton Vance funds. Prior to joining EVM, Ms. Choi worked as a Senior Credit Analyst at Apex Credit Partners from 2014 to 2019.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Senior Income Trust
June 30, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
‡	The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to numerous risks, including investment risks. Shares of closed-end funds often trade at a discount from their NAV. The Fund is not a complete investment program and you may lose money investing in the Fund.

[1]	S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Performance results reflect the effects of leverage. Included in the average annual total return at NAV for the five- and ten-year periods, as applicable, is the impact of the 2017 and 2019 tender and repurchase of a portion of the Fund’s APS at 95% and 92% of the Fund’s APS per share liquidation preference, respectively. Had these transactions not occurred, the total return at NAV would be lower for the Fund.
Included in the average annual total return at NAV for all time periods is the impact of the 2021 tender offer by the Fund for a portion of its common shares at 99% of the Fund’s NAV. Had this tender offer not occurred, the total return at NAV would be lower for the Fund. See Note 6 to the Financial Statements for additional details.
[3]	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.
[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. As of 6/30/2022, distributions included estimates of return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.
[5]	Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.
Fund profile subject to change due to active management.

Eaton Vance
Senior Income Trust
June 30, 2022
Portfolio of Investments

Asset-Backed Securities — 10.8%
Security	Principal Amount (000's omitted)	Value
Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class D, 7.261%, (3 mo. USD LIBOR + 5.85%), 5/15/30(1)(2)	$1,000	$ 869,948
Ares XXXIV CLO, Ltd., Series 2015-2A, Class ER, 7.894%, (3 mo. USD LIBOR + 6.85%), 4/17/33(1)(2)	550	493,488
Benefit Street Partners CLO XIX, Ltd., Series 2019-19A, Class E, 8.064%, (3 mo. USD LIBOR + 7.02%), 1/15/33(1)(2)	750	686,281
Benefit Street Partners CLO XVIII, Ltd., Series 2019-18A, Class ER, 7.794%, (3 mo. USD LIBOR + 6.75%), 10/15/34(1)(2)	500	445,042
BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class ER, 8.193%, (3 mo. USD LIBOR + 7.13%), 10/20/34(1)(2)	1,000	910,100
Canyon Capital CLO, Ltd., Series 2019-2A, Class ER, 7.794%, (3 mo. USD LIBOR + 6.75%), 10/15/34(1)(2)	400	355,760
Carlyle Global Market Strategies CLO, Ltd.:
Series 2012-3A, Class DR2, 7.538%, (3 mo. USD LIBOR + 6.50%), 1/14/32(1)(2)	600	509,209
Series 2015-5A, Class DR, 7.763%, (3 mo. USD LIBOR + 6.70%), 1/20/32(1)(2)	500	432,315
Cedar Funding X CLO, Ltd., Series 2019-10A, Class ER, 7.563%, (3 mo. USD LIBOR + 6.50%), 10/20/32(1)(2)	500	441,085
Galaxy XV CLO, Ltd., Series 2013-15A, Class ER, 7.689%, (3 mo. USD LIBOR + 6.645%), 10/15/30(1)(2)	500	424,992
Galaxy XXI CLO, Ltd., Series 2015-21A, Class ER, 6.313%, (3 mo. USD LIBOR + 5.25%), 4/20/31(1)(2)	500	421,722
Golub Capital Partners CLO 23M, Ltd., Series 2015-23A, Class ER, 6.813%, (3 mo. USD LIBOR + 5.75%), 1/20/31(1)(2)	600	480,245
Neuberger Berman Loan Advisers CLO 31, Ltd., Series 2019-31A, Class ER, 7.563%, (3 mo. USD LIBOR + 6.50%), 4/20/31(1)(2)	500	459,464
Palmer Square CLO, Ltd.:
Series 2013-2A, Class DRR, 6.894%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	450	398,718
Series 2019-1A, Class DR, 7.911%, (3 mo. USD LIBOR + 6.50%), 11/14/34(1)(2)	500	452,248
RAD CLO 5, Ltd., Series 2019-5A, Class E, 7.884%, (3 mo. USD LIBOR + 6.70%), 7/24/32(1)(2)	500	445,622
RAD CLO 7, Ltd., Series 2020-7A, Class E, 7.544%, (3 mo. USD LIBOR + 6.50%), 4/17/33(1)(2)	575	522,676
Regatta XIV Funding, Ltd., Series 2018-3A, Class E, 7.134%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	300	259,611
Regatta XVI Funding, Ltd., Series 2019-2A, Class E, 8.044%, (3 mo. USD LIBOR + 7.00%), 1/15/33(1)(2)	500	438,359
Vibrant CLO X, Ltd., Series 2018-10A, Class D, 7.253%, (3 mo. USD LIBOR + 6.19%), 10/20/31(1)(2)	375	293,825
Vibrant CLO XI, Ltd., Series 2019-11A, Class D, 7.833%, (3 mo. USD LIBOR + 6.77%), 7/20/32(1)(2)	500	420,982
Security	Principal Amount (000's omitted)	Value
Voya CLO, Ltd., Series 2013-1A, Class DR, 7.524%, (3 mo. USD LIBOR + 6.48%), 10/15/30(1)(2)	$1,000	$ 816,121
Wellfleet CLO, Ltd., Series 2020-1A, Class D, 8.284%, (3 mo. USD LIBOR + 7.24%), 4/15/33(1)(2)	550	502,924
Total Asset-Backed Securities (identified cost $13,014,593)		$ 11,480,737

Closed-End Funds — 3.0%
Security	Shares	Value
BlackRock Floating Rate Income Strategies Fund, Inc.	49,400	$ 562,666
Invesco Senior Income Trust	178,510	694,404
Nuveen Credit Strategies Income Fund	180,539	938,803
Nuveen Floating Rate Income Fund	73,198	610,471
Nuveen Floating Rate Income Opportunity Fund	51,054	417,111
Total Closed-End Funds (identified cost $4,361,230)		$ 3,223,455

Common Stocks — 1.4%
Security	Shares	Value
Aerospace and Defense — 0.1%
IAP Global Services, LLC(3)(4)(5)	29	$ 127,694
		$ 127,694
Electronics/Electrical — 0.1%
Riverbed Technology, Inc.(4)(5)	85	$ 95
Skillsoft Corp.(4)(5)	25,137	88,482
		$ 88,577
Oil and Gas — 0.6%
Nine Point Energy Holdings, Inc.(3)(4)(6)	325	$ 0
QuarterNorth Energy, Inc.(5)	5,054	638,068
		$ 638,068
Radio and Television — 0.3%
Clear Channel Outdoor Holdings, Inc.(4)(5)	42,539	$ 45,517
Cumulus Media, Inc., Class A(4)(5)	18,865	145,826
iHeartMedia, Inc., Class A(4)(5)	18,090	142,730
		$ 334,073
Retailers (Except Food and Drug) — 0.1%
Phillips Pet Holding Corp.(3)(4)(5)	269	$ 92,552
		$ 92,552

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust
June 30, 2022
Portfolio of Investments — continued

Security	Shares	Value
Telecommunications — 0.2%
GEE Acquisition Holdings Corp.(3)(4)(5)	21,114	$ 216,418
		$ 216,418
Total Common Stocks (identified cost $1,695,894)		$ 1,497,382

Convertible Preferred Stocks — 0.0%(7)
Security	Shares	Value
Electronics/Electrical — 0.0%(7)
Riverbed Technology, Inc., Series A, 6.50%, (1.50% cash, 5.00% PIK)(4)(5)	28	$ 187
		$ 187
Oil and Gas — 0.0%
Nine Point Energy Holdings, Inc., Series A, 12.00%, PIK(3)(4)(6)	5	$ 0
		$ 0
Total Convertible Preferred Stocks (identified cost $5,829)		$ 187

Corporate Bonds — 7.1%
Security	Principal Amount (000's omitted)	Value
Aerospace and Defense — 0.1%
TransDigm, Inc., 4.875%, 5/1/29	$135	$ 110,129
		$ 110,129
Automotive — 0.5%
Clarios Global, L.P., 8.50%, 5/15/27(1)	$500	$ 484,275
		$ 484,275
Building and Development — 0.2%
SRM Escrow Issuer, LLC, 6.00%, 11/1/28(1)	$135	$ 114,479
Standard Industries, Inc., 4.75%, 1/15/28(1)	135	115,797
		$ 230,276
Business Equipment and Services — 1.0%
GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(1)	$500	$ 472,407
Security	Principal Amount (000's omitted)	Value
Business Equipment and Services (continued)
Prime Security Services Borrower, LLC/Prime Finance, Inc.:
5.25%, 4/15/24(1)	$325	$ 318,275
5.75%, 4/15/26(1)	325	303,716
		$ 1,094,398
Chemicals — 0.5%
NOVA Chemicals Corp., 4.875%, 6/1/24(1)	$500	$ 476,236
		$ 476,236
Consumer Products — 0.1%
Central Garden & Pet Co., 4.125%, 10/15/30	$135	$ 110,941
		$ 110,941
Cosmetics/Toiletries — 0.1%
Edgewell Personal Care Co., 5.50%, 6/1/28(1)	$135	$ 123,096
		$ 123,096
Distribution & Wholesale — 0.4%
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(1)	$135	$ 110,090
Performance Food Group, Inc., 5.50%, 10/15/27(1)	300	278,250
		$ 388,340
Diversified Financial Services — 0.1%
VistaJet Malta Finance PLC/XO Management Holding, Inc., 6.375%, 2/1/30(1)	$135	$ 108,356
		$ 108,356
Engineering & Construction — 0.1%
TopBuild Corp., 3.625%, 3/15/29(1)	$135	$ 106,527
		$ 106,527
Entertainment — 0.5%
Caesars Entertainment, Inc., 8.125%, 7/1/27(1)	$500	$ 484,162
		$ 484,162
Financial Intermediaries — 0.4%
Ford Motor Credit Co., LLC, 3.815%, 11/2/27	$500	$ 425,993
		$ 425,993
Food Service — 0.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons, LLC, 3.50%, 3/15/29(1)	$135	$ 109,660
		$ 109,660

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust
June 30, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Health Care — 0.7%
Centene Corp., 3.375%, 2/15/30	$135	$ 114,873
LifePoint Health, Inc., 5.375%, 1/15/29(1)	135	99,411
Tenet Healthcare Corp., 6.875%, 11/15/31	500	445,423
US Acute Care Solutions, LLC, 6.375%, 3/1/26(1)	135	121,083
		$ 780,790
Home Furnishings — 0.1%
Tempur Sealy International, Inc., 4.00%, 4/15/29(1)	$135	$ 109,013
		$ 109,013
Insurance — 0.1%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)	$135	$ 120,153
		$ 120,153
Leisure Goods/Activities/Movies — 0.1%
Viking Cruises, Ltd., 5.875%, 9/15/27(1)	$135	$ 101,040
		$ 101,040
Media — 0.5%
Audacy Capital Corp., 6.50%, 5/1/27(1)	$135	$ 80,511
Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)	1,407	353,509
Sirius XM Radio, Inc., 4.00%, 7/15/28(1)	135	117,254
		$ 551,274
Oil and Gas — 0.3%
Centennial Resource Production, LLC, 5.375%, 1/15/26(1)	$135	$ 122,178
PBF Holding Co., LLC/PBF Finance Corp., 9.25%, 5/15/25(1)	135	141,328
		$ 263,506
Pipelines — 0.1%
EQM Midstream Partners, L.P., 4.75%, 1/15/31(1)	$135	$ 108,049
		$ 108,049
Radio and Television — 0.2%
iHeartCommunications, Inc.:
6.375%, 5/1/26	$102	$ 94,931
8.375%, 5/1/27	185	147,752
		$ 242,683
Security	Principal Amount (000's omitted)	Value
Real Estate Investment Trusts (REITs) — 0.1%
HAT Holdings I, LLC/HAT Holdings II, LLC, 3.375%, 6/15/26(1)	$135	$ 116,450
		$ 116,450
Retail — 0.1%
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc., 6.75%, 1/15/30(1)	$135	$ 104,001
		$ 104,001
Technology — 0.1%
Minerva Merger Sub, Inc., 6.50%, 2/15/30(1)	$135	$ 112,664
		$ 112,664
Utilities — 0.4%
NRG Energy, Inc., 3.625%, 2/15/31(1)	$500	$ 393,075
		$ 393,075
Wireless Telecommunication Services — 0.2%
Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(1)	$275	$ 256,169
		$ 256,169
Total Corporate Bonds (identified cost $8,890,591)		$ 7,511,256

Senior Floating-Rate Loans — 131.0%(8)
Borrower/Description	Principal Amount* (000's omitted)		Value
Aerospace and Defense — 2.2%
Aernnova Aerospace S.A.U.:
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/22/27	EUR	179	$ 169,824
Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 2/26/27	EUR	696	662,314
IAP Worldwide Services, Inc.:
Revolving Loan, 0.75%, 7/18/23(9)		161	155,385
Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%, Floor 1.50%), 7/18/23(3)		204	159,586
Spirit Aerosystems, Inc., Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 1/15/25		247	240,573
WP CPP Holdings, LLC, Term Loan, 4.99%, (3 mo. USD LIBOR + 3.75%), 4/30/25		1,173	998,961
			$ 2,386,643

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust
June 30, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Airlines — 2.6%
AAdvantage Loyalty IP, Ltd., Term Loan, 5.813%, (3 mo. USD LIBOR + 4.75%), 4/20/28		925	$ 885,225
Air Canada, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 8/11/28		600	555,000
Mileage Plus Holdings, LLC, Term Loan, 7.313%, (3 mo. USD LIBOR + 5.25%), 6/21/27		350	347,648
United Airlines, Inc., Term Loan, 5.392%, (1 mo. USD LIBOR + 3.75%), 4/21/28		990	921,172
			$ 2,709,045
Auto Components — 3.0%
Chassix, Inc., Term Loan, 7.325%, (USD LIBOR + 5.50%), 11/15/23(10)		621	$ 526,603
Clarios Global, L.P., Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 4/30/26		930	867,389
Dayco Products, LLC, Term Loan, 5.825%, (3 mo. USD LIBOR + 4.25%), 5/19/23		475	436,802
DexKo Global, Inc.:
Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 10/4/28(9)	EUR	22	20,172
Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	134	125,369
Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	70	65,195
Term Loan, 5.402%, (1 mo. USD LIBOR + 3.75%), 10/4/28		32	29,462
Term Loan, 5.982%, (3 mo. USD LIBOR + 3.75%), 10/4/28		168	154,676
Garrett LX I S.a.r.l., Term Loan, 4.49%, (3 mo. USD LIBOR + 3.25%), 4/30/28		347	323,059
LTI Holdings, Inc.:
Term Loan, 6.416%, (1 mo. USD LIBOR + 4.75%), 7/24/26		170	159,947
Term Loan - Second Lien, 6.416%, (1 mo. USD LIBOR + 4.75%), 7/24/26		103	96,937
Wheel Pros, LLC, Term Loan, 6.095%, (1 mo. USD LIBOR + 4.50%), 5/11/28		447	370,699
			$ 3,176,310
Automobiles — 0.6%
MajorDrive Holdings IV, LLC:
Term Loan, 5.625%, (3 mo. USD LIBOR + 4.00%), 6/1/28		322	$ 291,452
Term Loan, 7.05%, (SOFR + 5.50%), 6/1/29		424	382,073
			$ 673,525
Beverages — 1.3%
Arterra Wines Canada, Inc., Term Loan, 5.75%, (3 mo. USD LIBOR + 3.50%), 11/24/27		493	$ 463,566
Borrower/Description	Principal Amount* (000's omitted)		Value
Beverages (continued)
City Brewing Company, LLC, Term Loan, 4.469%, (3 mo. USD LIBOR + 3.50%), 4/5/28		322	$ 287,553
Triton Water Holdings, Inc., Term Loan, 5.75%, (3 mo. USD LIBOR + 3.50%), 3/31/28		743	663,300
			$ 1,414,419
Biotechnology — 0.3%
Alkermes, Inc., Term Loan, 3.544%, (3 mo. USD LIBOR + 2.50%), 3/12/26		182	$ 174,231
Alltech, Inc., Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 10/13/28		124	117,224
			$ 291,455
Building Products — 2.0%
Cornerstone Building Brands, Inc., Term Loan, 4.574%, (1 mo. USD LIBOR + 3.25%), 4/12/28		916	$ 764,220
CP Atlas Buyer, Inc., Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 11/23/27		568	499,206
LHS Borrower, LLC, Term Loan, 6.375%, (SOFR + 4.75%), 2/16/29		469	425,731
MI Windows and Doors, LLC, Term Loan, 5.125%, (SOFR + 3.50%), 12/18/27		138	130,169
Standard Industries, Inc., Term Loan, 3.788%, (6 mo. USD LIBOR + 2.50%), 9/22/28		286	277,445
			$ 2,096,771
Capital Markets — 1.9%
AllSpring Buyer, LLC, Term Loan, 5.563%, (3 mo. USD LIBOR + 3.25%), 11/1/28		398	$ 382,268
Edelman Financial Center, LLC, Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 4/7/28		446	411,530
EIG Management Company, LLC, Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 2/22/25		120	116,097
Focus Financial Partners, LLC, Term Loan, 4.166%, (1 mo. USD LIBOR + 2.50%), 6/30/28		495	474,495
Hudson River Trading, LLC, Term Loan, 4.64%, (SOFR + 3.00%), 3/20/28		545	510,125
Mariner Wealth Advisors, LLC:
Term Loan, 4.496%, (SOFR + 3.25%), 8/18/28		16	14,677
Term Loan, 4.496%, (SOFR + 3.25%), 8/18/28		109	102,584
			$ 2,011,776
Chemicals — 6.0%
Aruba Investments, Inc.:
Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), 11/24/27	EUR	248	$ 241,212

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust
June 30, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Chemicals (continued)
Aruba Investments, Inc.: (continued)
Term Loan, 5.633%, (1 mo. USD LIBOR + 4.00%), 11/24/27		346	$ 321,443
Atotech B.V., Term Loan, 2.50%, (1 mo. EURIBOR + 2.50%), 3/18/28	EUR	150	148,547
Charter NEX US, Inc., Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 12/1/27		222	209,912
Chemours Company (The), Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), 4/3/25	EUR	278	275,523
CPC Acquisition Corp., Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), 12/29/27		370	326,492
Gemini HDPE, LLC, Term Loan, 4.239%, (3 mo. USD LIBOR + 3.00%), 12/31/27		355	338,671
Groupe Solmax, Inc., Term Loan, 7.00%, (3 mo. USD LIBOR + 4.75%), 5/29/28		446	402,621
INEOS Enterprises Holdings US Finco, LLC, Term Loan, 5.075%, (3 mo. USD LIBOR + 3.50%), 8/28/26		100	97,031
INEOS Finance PLC, Term Loan, 3.25%, (1 mo. EURIBOR + 2.75%, Floor 0.50%), 11/8/28	EUR	175	168,628
INEOS Styrolution US Holding, LLC, Term Loan, 4.416%, (1 mo. USD LIBOR + 2.75%), 1/29/26		990	936,787
INEOS US Finance, LLC, Term Loan, 4.166%, (1 mo. USD LIBOR + 2.50%), 11/8/28		150	142,331
Kraton Corporation, Term Loan, 5.109%, (SOFR + 3.25%), 3/15/29		125	119,077
Lonza Group AG, Term Loan, 6.25%, (3 mo. USD LIBOR + 4.00%), 7/3/28		718	645,254
LSF11 Skyscraper Holdco S.a.r.l., Term Loan, 5.75%, (3 mo. USD LIBOR + 3.50%), 9/29/27		272	262,074
Momentive Performance Materials, Inc., Term Loan, 4.92%, (1 mo. USD LIBOR + 3.25%), 5/15/24		218	211,521
Olympus Water US Holding Corporation, Term Loan, 6.063%, (3 mo. USD LIBOR + 3.75%), 11/9/28		697	650,792
Orion Engineered Carbons GmbH, Term Loan, 4.50%, (3 mo. USD LIBOR + 2.25%), 9/24/28		99	97,141
Rohm Holding GmbH, Term Loan, 5.269%, (3 mo. USD LIBOR + 4.75%), 7/31/26		445	374,153
Venator Materials Corporation, Term Loan, 4.666%, (1 mo. USD LIBOR + 3.00%), 8/8/24		167	158,145
W.R. Grace & Co.-Conn., Term Loan, 6.063%, (3 mo. USD LIBOR + 3.75%), 9/22/28		299	282,083
			$ 6,409,438
Commercial Services & Supplies — 5.6%
Belfor Holdings, Inc., Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 4/6/26		242	$ 234,619
EnergySolutions, LLC, Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), 5/9/25		1,682	1,577,098
Borrower/Description	Principal Amount* (000's omitted)	Value
Commercial Services & Supplies (continued)
Garda World Security Corporation, Term Loan, 5.90%, (1 mo. USD LIBOR + 4.25%), 10/30/26	495	$ 460,247
GFL Environmental, Inc., Term Loan, 4.239%, (3 mo. USD LIBOR + 3.00%), 5/30/25	25	24,096
IRI Holdings, Inc., Term Loan, 5.916%, (1 mo. USD LIBOR + 4.25%), 12/1/25	767	761,937
LABL, Inc., Term Loan, 6.666%, (1 mo. USD LIBOR + 5.00%), 10/29/28	174	160,413
Monitronics International, Inc., Term Loan, 8.75%, (1 mo. USD LIBOR + 7.50%, Floor 1.25%), 3/29/24	356	232,935
PECF USS Intermediate Holding III Corporation, Term Loan, 5.916%, (1 mo. USD LIBOR + 4.25%), 12/15/28	448	405,997
Phoenix Services International, LLC, Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 3/1/25	383	291,080
SITEL Worldwide Corporation, Term Loan, 6.01%, (3 mo. USD LIBOR + 3.75%), 8/28/28	896	858,794
TMS International Corp., Term Loan, 4.129%, (USD LIBOR + 2.75%), 8/14/24(10)	123	118,200
TruGreen Limited Partnership, Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 11/2/27	296	281,833
Werner FinCo, L.P., Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 7/24/24	524	495,400
		$ 5,902,649
Communications Equipment — 0.1%
Digi International, Inc., Term Loan, 5.50%, (3 mo. USD LIBOR + 5.00%, Floor 0.50%), 11/1/28	96	$ 93,822
		$ 93,822
Construction Materials — 1.1%
Oscar AcquisitionCo, LLC, Term Loan, 6.109%, (SOFR + 4.50%), 4/29/29	225	$ 200,813
Quikrete Holdings, Inc., Term Loan, 4.666%, (1 mo. USD LIBOR + 3.00%), 6/11/28	998	944,820
		$ 1,145,633
Containers & Packaging — 1.2%
Berlin Packaging, LLC, Term Loan, 4.889%, (USD LIBOR + 3.75%), 3/11/28(10)	323	$ 301,999
Clydesdale Acquisition Holdings, Inc., Term Loan, 5.875%, (SOFR + 4.25%), 4/13/29	150	141,078
Pregis TopCo Corporation, Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 7/31/26	293	276,412
Pretium PKG Holdings, Inc.:
Term Loan, 5.044%, (USD LIBOR + 4.00%), 10/2/28(10)	149	135,196

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust
June 30, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Containers & Packaging (continued)
Pretium PKG Holdings, Inc.: (continued)
Term Loan - Second Lien, 7.793%, (USD LIBOR + 6.75%), 10/1/29(10)		100	$ 86,750
Trident TPI Holdings, Inc., Term Loan, 5.50%, (3 mo. USD LIBOR + 3.25%), 10/17/24		359	346,783
			$ 1,288,218
Distributors — 0.7%
Autokiniton US Holdings, Inc., Term Loan, 5.62%, (1 mo. USD LIBOR + 4.50%), 4/6/28		743	$ 688,669
Phillips Feed Service, Inc., Term Loan, 8.00%, (3 mo. USD LIBOR + 7.00%, Floor 1.00%), 11/13/24(3)		50	39,620
			$ 728,289
Diversified Consumer Services — 0.5%
Ascend Learning, LLC, Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 12/11/28		174	$ 161,501
KUEHG Corp., Term Loan - Second Lien, 10.50%, (3 mo. USD LIBOR + 8.25%), 8/22/25		200	192,750
Sotheby's, Term Loan, 5.544%, (3 mo. USD LIBOR + 4.50%), 1/15/27		205	196,736
			$ 550,987
Diversified Financial Services — 0.8%
Concorde Midco, Ltd., Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 3/1/28	EUR	250	$ 244,958
Sandy BidCo B.V., Term Loan, 6/12/28(11)	EUR	275	266,812
Zephyr Bidco Limited, Term Loan, 5.971%, (SONIA + 4.75%), 7/23/25	GBP	350	373,864
			$ 885,634
Diversified Telecommunication Services — 3.5%
Altice France S.A.:
Term Loan, 4.732%, (3 mo. USD LIBOR + 3.69%), 1/31/26		337	$ 307,308
Term Loan, 5.411%, (3 mo. USD LIBOR + 4.00%), 8/14/26		992	907,943
GEE Holdings 2, LLC:
Term Loan, 9.00%, (3 mo. USD LIBOR + 8.00%, Floor 1.00%), 3/24/25		186	185,407
Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 2.50% cash, 6.75% PIK, 3/23/26		391	351,697
Numericable Group S.A., Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 7/31/25	EUR	214	205,855
Virgin Media Bristol, LLC, Term Loan, 4.574%, (1 mo. USD LIBOR + 3.25%), 1/31/29		1,825	1,749,719
			$ 3,707,929
Borrower/Description	Principal Amount* (000's omitted)		Value
Electrical Equipment — 0.7%
GrafTech Finance, Inc., Term Loan, 4.666%, (1 mo. USD LIBOR + 3.00%), 2/12/25		501	$ 484,247
II-VI Incorporated, Term Loan, 1/14/28(11)		250	240,125
			$ 724,372
Electronic Equipment, Instruments & Components — 1.0%
Chamberlain Group, Inc., Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 11/3/28		398	$ 362,844
Creation Technologies, Inc., Term Loan, 6.462%, (3 mo. USD LIBOR + 5.50%), 10/5/28		250	218,750
Mirion Technologies, Inc., Term Loan, 5.627%, (6 mo. USD LIBOR + 2.75%), 10/20/28		174	164,569
Verisure Holding AB, Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), 3/27/28	EUR	375	357,940
			$ 1,104,103
Energy Equipment & Services — 0.0%(7)
Ameriforge Group, Inc., Term Loan, 13.053%, (1 mo. USD LIBOR + 13.00%, Floor 1.00%), 12/29/23(9)		23	$ 11,625
			$ 11,625
Engineering & Construction — 3.2%
Amentum Government Services Holdings, LLC, Term Loan, 5.163%, (SOFR + 4.00%), 2/15/29(10)		175	$ 166,906
American Residential Services, LLC, Term Loan, 5.75%, (3 mo. USD LIBOR + 3.50%), 10/15/27		271	253,945
Brand Energy & Infrastructure Services, Inc., Term Loan, 5.403%, (USD LIBOR + 4.25%), 6/21/24(10)		1,703	1,481,858
Northstar Group Services, Inc., Term Loan, 7.166%, (1 mo. USD LIBOR + 5.50%), 11/12/26		601	579,610
Pike Corporation, Term Loan, 4.67%, (1 mo. USD LIBOR + 3.00%), 1/21/28		240	228,489
USIC Holdings, Inc., Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 5/12/28		695	636,275
			$ 3,347,083
Entertainment — 4.1%
Alchemy Copyrights, LLC, Term Loan, 4.062%, (1 mo. USD LIBOR + 3.00%), 3/10/28		221	$ 214,439
AMC Entertainment Holdings, Inc., Term Loan, 4.20%, (1 mo. USD LIBOR + 3.00%), 4/22/26		822	694,222
Crown Finance US, Inc.:
Term Loan, 4.00%, (6 mo. USD LIBOR + 2.50%, Floor 1.50%), 2/28/25		937	595,874
Term Loan, 4.25%, (6 mo. USD LIBOR + 2.75%, Floor 1.50%), 9/30/26		682	421,436
Term Loan, 15.25%, (7.00% cash, 8.25% PIK), 5/23/24(12)		366	411,170

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust
June 30, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Entertainment (continued)
Renaissance Holding Corp., Term Loan - Second Lien, 8.666%, (1 mo. USD LIBOR + 7.00%), 5/29/26		1,075	$ 1,001,094
Vue International Bidco PLC, Term Loan, 4.75%, (6 mo. EURIBOR + 4.75%), 7/3/26	EUR	1,333	1,008,274
			$ 4,346,509
Food Products — 1.1%
8th Avenue Food & Provisions, Inc., Term Loan, 6.383%, (1 mo. USD LIBOR + 4.75%), 10/1/25		149	$ 128,157
CHG PPC Parent, LLC, Term Loan, 4.688%, (1 mo. USD LIBOR + 3.00%), 12/8/28		125	117,830
Monogram Food Solutions, LLC, Term Loan, 5.688%, (1 mo. USD LIBOR + 4.00%), 8/28/28		124	117,845
Shearer's Foods, Inc., Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 9/23/27		197	178,453
Sovos Brands Intermediate, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 6/8/28		269	254,596
United Petfood Group B.V., Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 4/23/28	EUR	350	334,689
			$ 1,131,570
Gas Utilities — 0.9%
CQP Holdco, L.P., Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), 6/5/28		1,017	$ 964,934
			$ 964,934
Health Care Equipment & Supplies — 2.4%
Bayou Intermediate II, LLC, Term Loan, 5.786%, (3 mo. USD LIBOR + 4.50%), 8/2/28		398	$ 379,095
CryoLife, Inc., Term Loan, 5.75%, (3 mo. USD LIBOR + 3.50%), 6/1/27		215	204,668
Gloves Buyer, Inc., Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 12/29/27		695	646,456
Journey Personal Care Corp., Term Loan, 6.50%, (3 mo. USD LIBOR + 4.25%), 3/1/28		569	444,015
Medline Borrower, L.P., Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 10/23/28		998	926,963
			$ 2,601,197
Health Care Providers & Services — 7.4%
AEA International Holdings (Lux) S.a.r.l., Term Loan, 6.063%, (3 mo. USD LIBOR + 3.75%), 9/7/28		274	$ 261,996
Biogroup-LCD, Term Loan, 2.75%, (6 mo. EURIBOR + 2.75%), 2/9/28	EUR	125	116,584
BW NHHC Holdco, Inc., Term Loan, 6.455%, (3 mo. USD LIBOR + 5.00%), 5/15/25		1,039	747,380
Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Providers & Services (continued)
Cano Health, LLC, Term Loan, 5.625%, (SOFR + 4.00%), 11/23/27		993	$ 915,513
CCRR Parent, Inc., Term Loan, 6.01%, (3 mo. USD LIBOR + 3.75%), 3/6/28		247	238,354
Cerba Healthcare S.A.S.:
Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 6/30/28	EUR	125	116,694
Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 2/15/29	EUR	150	144,879
CHG Healthcare Services, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.25%), 9/29/28		273	257,159
Covis Finco S.a.r.l., Term Loan, 8.704%, (SOFR + 6.50%), 2/18/27		247	208,609
Electron BidCo, Inc., Term Loan, 4.666%, (1 mo. USD LIBOR + 3.00%), 11/1/28		200	187,197
Envision Healthcare Corporation, Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 10/10/25		1,152	402,311
Hanger, Inc., Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 3/6/25		445	431,708
IVC Acquisition, Ltd., Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 2/13/26	EUR	400	386,432
LSCS Holdings, Inc., Term Loan, 6.75%, (3 mo. USD LIBOR + 4.50%), 12/16/28		174	165,854
Medical Solutions Holdings, Inc.:
Term Loan, 3.50%, 11/1/28(9)		56	52,593
Term Loan, 6.377%, (3 mo. USD LIBOR + 3.50%), 11/1/28		293	275,425
Midwest Physician Administrative Services, LLC, Term Loan, 5.50%, (3 mo. USD LIBOR + 3.25%), 3/12/28		247	227,125
Option Care Health, Inc., Term Loan, 4.416%, (1 mo. USD LIBOR + 2.75%), 10/27/28		100	95,707
Pacific Dental Services, LLC, Term Loan, 4.759%, (1 mo. USD LIBOR + 3.25%), 5/5/28		272	261,700
Pediatric Associates Holding Company, LLC:
Term Loan, 4.085%, (USD LIBOR + 3.25%), 12/29/28(9)(10)		20	18,529
Term Loan, 5.076%, (3 mo. USD LIBOR + 3.25%), 12/29/28		130	122,141
Phoenix Guarantor, Inc., Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 3/5/26		742	695,290
Radiology Partners, Inc., Term Loan, 5.87%, (1 mo. USD LIBOR + 4.25%), 7/9/25		150	135,141
Sound Inpatient Physicians, Term Loan, 4.416%, (1 mo. USD LIBOR + 2.75%), 6/27/25		216	197,303
Surgery Center Holdings, Inc., Term Loan, 4.95%, (1 mo. USD LIBOR + 3.75%), 8/31/26		718	670,406
Synlab Bondco PLC, Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	150	146,189

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust
June 30, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Health Care Providers & Services (continued)
U.S. Anesthesia Partners, Inc., Term Loan, 5.312%, (1 mo. USD LIBOR + 4.25%), 10/1/28	273	$ 255,782
WP CityMD Bidco, LLC, Term Loan, 5.50%, (3 mo. USD LIBOR + 3.25%), 12/22/28	175	164,700
		$ 7,898,701
Health Care Technology — 5.2%
Bracket Intermediate Holding Corp., Term Loan, 5.219%, (3 mo. USD LIBOR + 4.25%), 9/5/25	409	$ 394,063
Certara, L.P., Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 8/15/26	476	465,517
Change Healthcare Holdings, LLC, Term Loan, 4.166%, (1 mo. USD LIBOR + 2.50%), 3/1/24	1,000	975,000
eResearchTechnology, Inc., Term Loan, 6.166%, (1 mo. USD LIBOR + 4.50%), 2/4/27	148	137,064
GHX Ultimate Parent Corporation, Term Loan, 6.127%, (6 mo. USD LIBOR + 3.25%), 6/28/24	429	409,306
Imprivata, Inc., Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 12/1/27	992	955,865
MedAssets Software Intermediate Holdings, Inc., Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 12/18/28	274	257,168
PointClickCare Technologies, Inc., Term Loan, 5.938%, (6 mo. USD LIBOR + 3.00%), 12/29/27	296	279,956
Project Ruby Ultimate Parent Corp., Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 3/3/28	543	509,859
Symplr Software, Inc., Term Loan, 6.654%, (SOFR + 4.50%), 12/22/27	445	422,511
Verscend Holding Corp., Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 8/27/25	704	675,379
		$ 5,481,688
Hotels, Restaurants & Leisure — 2.7%
Carnival Corporation:
Term Loan, 5.877%, (6 mo. USD LIBOR + 3.00%), 6/30/25	613	$ 571,769
Term Loan, 6.127%, (6 mo. USD LIBOR + 3.25%), 10/18/28	647	582,075
ClubCorp Holdings, Inc., Term Loan, 5.00%, (3 mo. USD LIBOR + 2.75%), 9/18/24	396	365,538
Dave & Buster's, Inc., Term Loan, 6/29/29(11)	200	190,750
Great Canadian Gaming Corporation, Term Loan, 6.096%, (3 mo. USD LIBOR + 4.00%), 11/1/26	450	425,137
Oravel Stays Singapore Pte, Ltd., Term Loan, 10.44%, (3 mo. USD LIBOR + 8.25%), 6/23/26	272	235,496
Borrower/Description	Principal Amount* (000's omitted)	Value
Hotels, Restaurants & Leisure (continued)
SeaWorld Parks & Entertainment, Inc., Term Loan, 4.688%, (1 mo. USD LIBOR + 3.00%), 8/25/28	223	$ 210,528
Twin River Worldwide Holdings, Inc., Term Loan, 4.37%, (1 mo. USD LIBOR + 3.25%), 10/2/28	299	278,085
		$ 2,859,378
Household Durables — 1.5%
Libbey Glass, Inc., Term Loan, 9.021%, (3 mo. USD LIBOR + 8.00%), 11/13/25	285	$ 294,308
Serta Simmons Bedding, LLC:
Term Loan, 9.009%, (1 mo. USD LIBOR + 7.50%), 8/10/23	517	506,243
Term Loan - Second Lien, 9.009%, (1 mo. USD LIBOR + 7.50%), 8/10/23	1,184	813,903
		$ 1,614,454
Household Products — 0.1%
Kronos Acquisition Holdings, Inc., Term Loan, 7.649%, (SOFR + 6.00%), 12/22/26	100	$ 97,510
		$ 97,510
Industrial Conglomerates — 0.3%
SPX Flow, Inc., Term Loan, 6.125%, (SOFR + 4.50%), 4/5/29	348	$ 325,507
		$ 325,507
Insurance — 1.1%
AssuredPartners, Inc., Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 2/12/27	695	$ 651,240
NFP Corp., Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 2/15/27	594	551,459
		$ 1,202,699
Interactive Media & Services — 1.4%
Buzz Merger Sub, Ltd.:
Term Loan, 4.416%, (1 mo. USD LIBOR + 2.75%), 1/29/27	269	$ 254,700
Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 1/29/27	27	25,635
Camelot U.S. Acquisition, LLC, Term Loan, 4.666%, (1 mo. USD LIBOR + 3.00%), 10/30/26	542	513,139
Getty Images, Inc., Term Loan, 6.125%, (3 mo. USD LIBOR + 4.50%), 2/19/26	764	741,109
		$ 1,534,583

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust
June 30, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Internet & Direct Marketing Retail — 1.3%
Adevinta ASA:
Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 6/26/28	EUR	575	$ 565,212
Term Loan, 5.25%, (3 mo. USD LIBOR + 3.00%), 6/26/28		149	141,818
CNT Holdings I Corp., Term Loan, 4.69%, (1 mo. USD LIBOR + 3.50%), 11/8/27		693	658,987
			$ 1,366,017
IT Services — 2.3%
EP Purchaser, LLC, Term Loan, 5.75%, (3 mo. USD LIBOR + 3.50%), 11/6/28		100	$ 95,448
Indy US Bidco, LLC:
Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), 3/6/28	EUR	198	193,179
Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 3/5/28		346	321,731
Intrado Corporation, Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 10/10/24		244	207,924
NAB Holdings, LLC, Term Loan, 5.204%, (SOFR + 3.00%), 11/23/28		299	279,595
Rackspace Technology Global, Inc., Term Loan, 4.16%, (3 mo. USD LIBOR + 2.75%), 2/15/28		744	682,194
Skopima Merger Sub, Inc., Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 5/12/28		521	481,983
Syniverse Holdings, Inc., Term Loan, 8.286%, (SOFR + 7.00%), 5/13/27		150	132,375
			$ 2,394,429
Leisure Products — 0.7%
Amer Sports Oyj, Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), 3/30/26	EUR	800	$ 744,044
			$ 744,044
Life Sciences Tools & Services — 1.6%
Cambrex Corporation, Term Loan, 5.125%, (SOFR + 3.50%), 12/4/26		145	$ 137,379
Curia Global, Inc., Term Loan, 4.989%, (3 mo. USD LIBOR + 3.75%), 8/30/26		680	642,048
IQVIA, Inc., Term Loan, 3.416%, (1 mo. USD LIBOR + 1.75%), 3/7/24		299	292,144
LGC Group Holdings, Ltd., Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), 4/21/27	EUR	225	211,031
Loire Finco Luxembourg S.a.r.l., Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 4/21/27		147	138,940
Sotera Health Holdings, LLC, Term Loan, 4.416%, (1 mo. USD LIBOR + 2.75%), 12/11/26		300	285,750
			$ 1,707,292
Borrower/Description	Principal Amount* (000's omitted)		Value
Machinery — 5.4%
AI Aqua Merger Sub, Inc., Term Loan, 4.831%, (SOFR + 3.75%), 7/31/28		600	$ 546,000
Albion Financing 3 S.a.r.l., Term Loan, 6.434%, (3 mo. USD LIBOR + 5.25%), 8/17/26		398	381,831
Alliance Laundry Systems, LLC, Term Loan, 4.524%, (USD LIBOR + 3.50%), 10/8/27(10)		536	509,901
American Trailer World Corp., Term Loan, 5.375%, (SOFR + 3.75%), 3/3/28		372	333,024
Conair Holdings, LLC, Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), 5/17/28		596	501,213
Delachaux Group S.A., Term Loan, 5.738%, (3 mo. USD LIBOR + 4.50%), 4/16/26		210	192,493
Engineered Machinery Holdings, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), 5/19/28		892	839,005
Filtration Group Corporation, Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 10/21/28		174	162,832
Gates Global, LLC, Term Loan, 4.166%, (1 mo. USD LIBOR + 2.50%), 3/31/27		767	725,973
Granite Holdings US Acquisition Co., Term Loan, 6.313%, (3 mo. USD LIBOR + 4.00%), 9/30/26		542	512,780
Icebox Holdco III, Inc.:
Term Loan, 3.75%, 12/22/28(9)		34	32,228
Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), 12/22/28		165	155,382
Illuminate Buyer, LLC, Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 6/30/27		202	187,162
TK Elevator Topco GmbH, Term Loan, 3.625%, (1 mo. EURIBOR + 3.625%), 7/29/27	EUR	150	142,338
Vertical US Newco, Inc., Term Loan, 4.019%, (6 mo. USD LIBOR + 3.50%), 7/30/27		195	183,469
Zephyr German BidCo GmbH, Term Loan, 3.40%, (3 mo. EURIBOR + 3.40%), 3/10/28	EUR	300	284,754
			$ 5,690,385
Media — 1.9%
Diamond Sports Group, LLC, Term Loan, 9.181%, (SOFR + 8.00%), 5/26/26		236	$ 233,110
Gray Television, Inc.:
Term Loan, 3.562%, (1 mo. USD LIBOR + 2.50%), 2/7/24		106	104,141
Term Loan, 3.562%, (1 mo. USD LIBOR + 2.50%), 1/2/26		276	265,089
Term Loan, 4.062%, (1 mo. USD LIBOR + 3.00%), 12/1/28		249	238,489
Hubbard Radio, LLC, Term Loan, 5.916%, (1 mo. USD LIBOR + 4.25%), 3/28/25		243	233,407
Nexstar Broadcasting, Inc., Term Loan, 4.166%, (1 mo. USD LIBOR + 2.50%), 9/18/26		140	138,308

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust
June 30, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Media (continued)
Sinclair Television Group, Inc., Term Loan, 4.17%, (1 mo. USD LIBOR + 2.50%), 9/30/26	292	$ 268,228
Univision Communications, Inc., Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 3/15/26	594	563,558
		$ 2,044,330
Metals/Mining — 0.5%
Dynacast International, LLC, Term Loan, 10.506%, (3 mo. USD LIBOR + 9.00%), 10/22/25	163	$ 152,464
WireCo WorldGroup, Inc., Term Loan, 5.688%, (3 mo. USD LIBOR + 4.25%), 11/13/28	124	116,427
Zekelman Industries, Inc., Term Loan, 4.185%, (3 mo. USD LIBOR + 2.00%), 1/24/27	290	271,098
		$ 539,989
Oil, Gas & Consumable Fuels — 6.8%
Centurion Pipeline Company, LLC:
Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 9/29/25	121	$ 117,234
Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 9/28/25	99	95,172
CITGO Holding, Inc., Term Loan, 8.666%, (1 mo. USD LIBOR + 7.00%), 8/1/23	1,091	1,081,295
CITGO Petroleum Corporation, Term Loan, 7.916%, (1 mo. USD LIBOR + 6.25%), 3/28/24	2,170	2,146,276
Delek US Holdings, Inc., Term Loan, 7.166%, (1 mo. USD LIBOR + 5.50%), 3/31/25	2,719	2,699,996
Freeport LNG Investments, LLP, Term Loan, 4.563%, (3 mo. USD LIBOR + 3.50%), 12/21/28	173	154,304
Oryx Midstream Services Permian Basin, LLC, Term Loan, 4.705%, (3 mo. USD LIBOR + 3.25%), 10/5/28	199	189,423
Oxbow Carbon, LLC, Term Loan, 6.50%, (3 mo. USD LIBOR + 4.25%), 10/17/25	319	312,189
QuarterNorth Energy Holding, Inc., Term Loan - Second Lien, 9.666%, (1 mo. USD LIBOR + 8.00%), 8/27/26	378	379,069
		$ 7,174,958
Personal Products — 0.5%
Sunshine Luxembourg VII S.a.r.l., Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), 10/1/26	543	$ 504,427
		$ 504,427
Pharmaceuticals — 3.2%
Akorn, Inc., Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), 10/1/25	193	$ 188,211
Borrower/Description	Principal Amount* (000's omitted)		Value
Pharmaceuticals (continued)
Bausch Health Companies, Inc., Term Loan, 6.549%, (SOFR + 5.25%), 2/1/27		468	$ 403,075
Jazz Financing Lux S.a.r.l., Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 5/5/28		743	709,751
Mallinckrodt International Finance S.A.:
Term Loan, 7.253%, (3 mo. USD LIBOR + 5.25%), 9/30/27		823	707,530
Term Loan, 7.503%, (3 mo. USD LIBOR + 5.50%), 9/30/27		1,342	1,151,919
Nidda Healthcare Holding AG, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 8/21/26	EUR	275	258,647
			$ 3,419,133
Professional Services — 1.9%
AlixPartners, LLP, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/4/28	EUR	247	$ 241,250
Blitz 20-487 GmbH, Term Loan, 3.20%, (3 mo. EURIBOR + 3.20%), 4/28/28	EUR	375	357,613
Brown Group Holding, LLC, Term Loan, 4.166%, (1 mo. USD LIBOR + 2.50%), 6/7/28		643	614,050
Employbridge, LLC, Term Loan, 7.00%, (3 mo. USD LIBOR + 4.75%), 7/19/28		447	408,104
Trans Union, LLC, Term Loan, 3.916%, (1 mo. USD LIBOR + 2.25%), 12/1/28		455	434,986
			$ 2,056,003
Road & Rail — 2.3%
Grab Holdings, Inc., Term Loan, 5.50%, (6 mo. USD LIBOR + 4.50%, Floor 1.00%), 1/29/26		1,136	$ 1,043,356
Uber Technologies, Inc., Term Loan, 5.075%, (3 mo. USD LIBOR + 3.50%), 4/4/25		1,489	1,432,809
			$ 2,476,165
Semiconductors & Semiconductor Equipment — 0.8%
Altar Bidco, Inc.:
Term Loan, 5.506%, (SOFR + 3.35%), 2/1/29(10)		325	$ 300,523
Term Loan - Second Lien, 7.355%, (6 mo. USD LIBOR + 5.60%), 2/1/30		125	113,594
Bright Bidco B.V., Term Loan, 4.774%, (3 mo. USD LIBOR + 3.50%), 6/30/24		713	313,756
MKS Instruments, Inc., Term Loan, 4/11/29(11)	EUR	100	99,555
			$ 827,428
Software — 27.1%
AppLovin Corporation:
Term Loan, 5.25%, (3 mo. USD LIBOR + 3.00%), 10/25/28		374	$ 356,762

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust
June 30, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
AppLovin Corporation: (continued)
Term Loan, 5.50%, (3 mo. USD LIBOR + 3.25%), 8/15/25		643	$ 617,600
AQA Acquisition Holding, Inc., Term Loan, 5.916%, (1 mo. USD LIBOR + 4.25%), 3/3/28		421	407,777
Astra Acquisition Corp.:
Term Loan, 6.916%, (1 mo. USD LIBOR + 5.25%), 10/25/28		406	353,384
Term Loan - Second Lien, 10.541%, (1 mo. USD LIBOR + 8.88%), 10/25/29		425	395,155
Avaya, Inc., Term Loan, 5.324%, (1 mo. USD LIBOR + 4.00%), 12/15/27		175	131,731
Banff Merger Sub, Inc.:
Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 10/2/25	EUR	121	117,685
Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 10/2/25		1,483	1,382,035
Term Loan - Second Lien, 7.166%, (1 mo. USD LIBOR + 5.50%), 2/27/26		225	209,531
Barracuda Networks, Inc., Term Loan - Second Lien, 7.989%, (3 mo. USD LIBOR + 6.75%), 10/30/28		151	151,344
CDK Global, Inc., Term Loan, 7/6/29(11)		575	559,547
CentralSquare Technologies, LLC, Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), 8/29/25		1,555	1,403,331
Cloudera, Inc.:
Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 10/8/28		698	644,717
Term Loan - Second Lien, 7.666%, (1 mo. USD LIBOR + 6.00%), 10/8/29		200	176,000
Constant Contact, Inc., Term Loan, 5.011%, (3 mo. USD LIBOR + 4.00%), 2/10/28		918	820,202
Cornerstone OnDemand, Inc., Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 10/16/28		349	313,631
Delta TopCo, Inc., Term Loan - Second Lien, 9.336%, (3 mo. USD LIBOR + 7.25%), 12/1/28		1,000	875,000
e2open, LLC, Term Loan, 4.835%, (3 mo. USD LIBOR + 3.50%), 2/4/28		421	397,787
ECI Macola Max Holding, LLC, Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), 11/9/27		591	560,207
Epicor Software Corporation, Term Loan - Second Lien, 9.416%, (1 mo. USD LIBOR + 7.75%), 7/31/28		375	366,328
Greeneden U.S. Holdings II, LLC, Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 12/1/27		717	687,653
Hyland Software, Inc., Term Loan - Second Lien, 7.916%, (1 mo. USD LIBOR + 6.25%), 7/7/25		1,787	1,729,084
Imperva, Inc., Term Loan, 5.399%, (3 mo. USD LIBOR + 4.00%), 1/12/26		692	622,453
Ivanti Software, Inc.:
Term Loan, 5.611%, (1 mo. USD LIBOR + 4.00%), 12/1/27		346	296,086
Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Ivanti Software, Inc.: (continued)
Term Loan, 5.848%, (3 mo. USD LIBOR + 4.25%), 12/1/27		1,315	$ 1,132,063
Magenta Buyer, LLC:
Term Loan, 5.98%, (3 mo. USD LIBOR + 5.00%), 7/27/28		2,065	1,865,044
Term Loan - Second Lien, 9.48%, (3 mo. USD LIBOR + 8.25%), 7/27/29		550	517,688
Marcel LUX IV S.a.r.l., Term Loan, 5.565%, (SOFR + 4.00%), 12/31/27		50	48,486
Mavenir Systems, Inc., Term Loan, 6.205%, (3 mo. USD LIBOR + 4.75%), 8/18/28		100	93,266
McAfee, LLC, Term Loan, 5.145%, (SOFR + 4.00%), 3/1/29		700	636,825
Mediaocean, LLC, Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 12/15/28		150	142,393
Mitnick Corporate Purchaser, Inc., Term Loan, 5.924%, (SOFR + 4.75%), 5/2/29		125	120,234
Panther Commercial Holdings, L.P., Term Loan, 5.739%, (3 mo. USD LIBOR + 4.50%), 1/7/28		396	372,745
Proofpoint, Inc., Term Loan, 4.825%, (3 mo. USD LIBOR + 3.25%), 8/31/28		995	928,304
RealPage, Inc., Term Loan, 4.666%, (1 mo. USD LIBOR + 3.00%), 4/24/28		1,687	1,561,550
Redstone Holdco 2 L.P., Term Loan, 5.934%, (3 mo. USD LIBOR + 4.75%), 4/27/28		695	602,696
Sophia, L.P., Term Loan, 5.50%, (3 mo. USD LIBOR + 3.25%), 10/7/27		1,337	1,252,130
Sovos Compliance, LLC:
Term Loan, 6.152%, (1 mo. USD LIBOR + 4.50%), 8/11/28		40	38,286
Term Loan, 6.166%, (1 mo. USD LIBOR + 4.50%), 8/11/28		233	220,595
Sportradar Capital S.a r.l., Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 11/22/27	EUR	250	242,338
SurveyMonkey, Inc., Term Loan, 5.42%, (1 mo. USD LIBOR + 3.75%), 10/10/25		405	392,486
Tibco Software, Inc., Term Loan - Second Lien, 8.92%, (1 mo. USD LIBOR + 7.25%), 3/3/28		2,250	2,220,469
Ultimate Software Group, Inc. (The), Term Loan, 4.212%, (3 mo. USD LIBOR + 3.25%), 5/4/26		1,077	1,014,615
Veritas US, Inc.:
Term Loan, 5.75%, (3 mo. EURIBOR + 4.75%, Floor 1.00%), 9/1/25	EUR	147	134,438
Term Loan, 7.25%, (3 mo. USD LIBOR + 5.00%), 9/1/25		1,200	988,941
Vision Solutions, Inc., Term Loan, 5.184%, (3 mo. USD LIBOR + 4.00%), 4/24/28		744	678,001
			$ 28,778,623

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust
June 30, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Specialty Retail — 3.7%
Boels Topholding B.V., Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/6/27	EUR	275	$ 264,591
Great Outdoors Group, LLC, Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 3/6/28		1,281	1,174,392
Harbor Freight Tools USA, Inc., Term Loan, 4.416%, (1 mo. USD LIBOR + 2.75%), 10/19/27		992	882,343
L1R HB Finance Limited:
Term Loan, 4.25%, (6 mo. EURIBOR + 4.25%), 9/2/24	EUR	200	131,581
Term Loan, 6.217%, (SONIA + 5.25%), 9/2/24	GBP	200	154,953
LIDS Holdings, Inc., Term Loan, 7.326%, (SOFR + 5.50%), 12/14/26		117	105,762
Mattress Firm, Inc., Term Loan, 5.64%, (3 mo. USD LIBOR + 4.25%), 9/25/28		323	279,823
PetSmart, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/11/28		993	935,741
			$ 3,929,186
Trading Companies & Distributors — 4.5%
DXP Enterprises, Inc., Term Loan, 6.416%, (1 mo. USD LIBOR + 4.75%), 12/16/27		246	$ 239,170
Electro Rent Corporation, Term Loan, 6.098%, (3 mo. USD LIBOR + 5.00%), 1/31/24		1,482	1,444,579
Hillman Group, Inc. (The):
Term Loan, 2.88%, (1 mo. USD LIBOR + 2.75%), 7/14/28(9)		38	35,627
Term Loan, 4.392%, (1 mo. USD LIBOR + 2.75%), 7/14/28		157	147,717
Park River Holdings, Inc., Term Loan, 4.217%, (3 mo. USD LIBOR + 3.25%), 12/28/27		322	265,577
Patagonia Bidco Limited:
Term Loan, 5.94%, (SONIA + 5.00%), 11/1/28	GBP	317	351,496
Term Loan, 5.94%, (SONIA + 5.00%), 11/1/28	GBP	58	63,908
Spin Holdco, Inc., Term Loan, 5.611%, (3 mo. USD LIBOR + 4.00%), 3/4/28		2,024	1,870,861
TricorBraun Holdings, Inc., Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 3/3/28		347	323,687
			$ 4,742,622
Total Senior Floating-Rate Loans (identified cost $152,170,890)			$139,113,487

Warrants — 0.0%
Security	Shares	Value
Leisure Goods/Activities/Movies — 0.0%
Cineworld Group PLC, Exp. 11/23/25(4)(5)	102,872	$ 0
		$ 0
Retailers (Except Food and Drug) — 0.0%
David’s Bridal, LLC, Exp. 11/26/22(3)(4)(5)	2,169	$ 0
		$ 0
Total Warrants (identified cost $0)		$ 0

Miscellaneous — 0.0%
Security	Shares	Value
Cable and Satellite Television — 0.0%
ACC Claims Holdings, LLC(3)(4)	200,340	$ 0
Total Miscellaneous (identified cost $0)		$ 0

Short-Term Investments — 2.4%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 1.38%(13)	2,499,592	$ 2,499,592
Total Short-Term Investments (identified cost $2,499,592)		$ 2,499,592
Total Investments — 155.7% (identified cost $182,638,619)		$165,326,096
Less Unfunded Loan Commitments — (0.3)%		$ (315,194)
Net Investments — 155.4% (identified cost $182,323,425)		$165,010,902
Other Assets, Less Liabilities — (20.0)%		$ (21,193,993)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (35.4)%		$ (37,609,290)
Net Assets Applicable to Common Shares — 100.0%		$106,207,619

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust
June 30, 2022
Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At June 30, 2022, the aggregate value of these securities is $17,541,951 or 16.5% of the Trust's net assets applicable to common shares.
(2)	Variable rate security. The stated interest rate represents the rate in effect at June 30, 2022.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).
(4)	Non-income producing security.
(5)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(6)	Restricted security (see Note 7).
(7)	Amount is less than 0.05%.
(8)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate ("LIBOR") or the Secured Overnight Financing Rate ("SOFR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(9)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At June 30, 2022, the total value of unfunded loan commitments is $296,865. See Note 1F for description.
(10)	The stated interest rate represents the weighted average interest rate at June 30, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(11)	This Senior Loan will settle after June 30, 2022, at which time the interest rate will be determined.
(12)	Fixed-rate loan.
(13)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of June 30, 2022.

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	1,729,500	USD	1,859,191	HSBC Bank USA, N.A.	7/5/22	$ —	$(46,761)
EUR	2,856,394	USD	2,986,217	Standard Chartered Bank	7/5/22	7,141	—
USD	4,920,806	EUR	4,585,894	Standard Chartered Bank	7/5/22	115,018	—
EUR	274,035	USD	290,167	Bank of America, N.A.	7/29/22	—	(2,541)
USD	427,913	EUR	405,632	Deutsche Bank AG	7/29/22	2,163	—
USD	834,333	EUR	786,049	State Street Bank and Trust Company	7/29/22	9,299	—
USD	832,300	EUR	784,653	State Street Bank and Trust Company	7/29/22	8,732	—
USD	795,597	EUR	749,738	State Street Bank and Trust Company	7/29/22	8,675	—
USD	769,853	EUR	726,491	State Street Bank and Trust Company	7/29/22	7,330	—
USD	428,129	EUR	405,632	State Street Bank and Trust Company	7/29/22	2,380	—
USD	2,991,698	EUR	2,856,394	Standard Chartered Bank	8/2/22	—	(7,161)
USD	851,851	EUR	804,013	Standard Chartered Bank	9/30/22	4,026	—
USD	840,222	EUR	793,363	Standard Chartered Bank	9/30/22	3,627	—

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust
June 30, 2022
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	818,331	EUR	772,065	State Street Bank and Trust Company	9/30/22	$ 4,195	$ —
USD	751,036	EUR	708,794	State Street Bank and Trust Company	9/30/22	3,619	—
USD	1,001,026	GBP	819,787	Bank of America, N.A.	9/30/22	1,418	—
						$177,623	$(56,463)
Abbreviations:
EURIBOR	– Euro Interbank Offered Rate
LIBOR	– London Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Interbank Average
Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust
June 30, 2022
Statement of Assets and Liabilities

June 30, 2022
Assets
Unaffiliated investments, at value (identified cost $179,823,833)	$ 162,511,310
Affiliated investment, at value (identified cost $2,499,592)	2,499,592
Cash	1,952,825
Foreign currency, at value (identified cost $1,016,482)	1,018,910
Interest and dividends receivable	944,581
Dividends receivable from affiliated investment	969
Receivable for investments sold	2,583,714
Receivable for open forward foreign currency exchange contracts	177,623
Prepaid upfront fees on notes payable	51,104
Prepaid expenses	4,358
Total assets	$171,744,986
Liabilities
Notes payable	$ 26,000,000
Payable for investments purchased	1,492,215
Payable for open forward foreign currency exchange contracts	56,463
Payable to affiliates:
Investment adviser fee	100,944
Administration fee	35,083
Trustees' fees	2,403
Accrued expenses	240,969
Total liabilities	$ 27,928,077
Auction preferred shares (1,504 shares outstanding) at liquidation value plus cumulative unpaid dividends	$ 37,609,290
Net assets applicable to common shares	$106,207,619
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$ 175,389
Additional paid-in capital	139,381,950
Accumulated loss	(33,349,720)
Net assets applicable to common shares	$106,207,619
Common Shares Issued and Outstanding	17,538,858
Net Asset Value Per Common Share
Net assets ÷ common shares issued and outstanding	$ 6.06

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust
June 30, 2022
Statement of Operations

Year Ended
June 30, 2022
Investment Income
Dividend income	$ 55,082
Dividend income from affiliated investments	8,843
Interest and other income	10,045,787
Total investment income	$ 10,109,712
Expenses
Investment adviser fee	$ 1,448,330
Administration fee	496,926
Trustees’ fees and expenses	11,660
Custodian fee	86,969
Transfer and dividend disbursing agent fees	20,352
Legal and accounting services	226,906
Printing and postage	77,551
Interest expense and fees	622,493
Preferred shares service fee	32,343
Miscellaneous	107,858
Total expenses	$ 3,131,388
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 317
Total expense reductions	$ 317
Net expenses	$ 3,131,071
Net investment income	$ 6,978,641
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 2,696,317
Investment transactions - affiliated investment	(617)
Foreign currency transactions	(341,674)
Forward foreign currency exchange contracts	2,348,160
Net realized gain	$ 4,702,186
Change in unrealized appreciation (depreciation):
Investments	$ (20,855,131)
Investments - affiliated investment	(72)
Foreign currency	126,899
Forward foreign currency exchange contracts	(477,308)
Net change in unrealized appreciation (depreciation)	$(21,205,612)
Net realized and unrealized loss	$(16,503,426)
Distributions to preferred shareholders	$ (113,201)
Net decrease in net assets from operations	$ (9,637,986)

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust
June 30, 2022
Statements of Changes in Net Assets

	Year Ended June 30,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 6,978,641	$ 15,377,705
Net realized gain (loss)	4,702,186	(6,854,557)
Net change in unrealized appreciation (depreciation)	(21,205,612)	33,696,160
Distributions to preferred shareholders	(113,201)	(39,831)
Net increase (decrease) in net assets from operations	$ (9,637,986)	$ 42,179,477
Distributions to common shareholders	$ (7,219,500)	$ (15,411,709)
Tax return of capital to common shareholders	$ (341,150)	$ —
Capital share transactions:
Reinvestment of distributions to common shareholders	$ 17,633	$ —
Cost of shares repurchased in tender offer (see Note 6)	(138,036,580)	—
Net decrease in net assets from capital share transactions	$(138,018,947)	$ —
Net increase (decrease) in net assets	$(155,217,583)	$ 26,767,768
Net Assets Applicable to Common Shares
At beginning of year	$ 261,425,202	$ 234,657,434
At end of year	$ 106,207,619	$261,425,202

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust
June 30, 2022
Statement of Cash Flows

Year Ended
June 30, 2022
Cash Flows From Operating Activities
Net decrease in net assets from operations	$ (9,637,986)
Distributions to preferred shareholders	113,201
Net decrease in net assets from operations excluding distributions to preferred shareholders	$ (9,524,785)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(84,587,959)
Investments sold and principal repayments	292,769,324
Decrease in short-term investments, net	2,530,011
Net amortization/accretion of premium (discount)	(148,912)
Amortization of prepaid upfront fees on notes payable	154,746
Decrease in interest and dividends receivable	750,583
Increase in dividends receivable from affiliated investment	(722)
Decrease in receivable for open forward foreign currency exchange contracts	422,289
Decrease in prepaid expenses	5,356
Decrease in cash collateral due to broker	(290,000)
Increase in payable for open forward foreign currency exchange contracts	55,019
Decrease in payable to affiliate for investment adviser fee	(892,449)
Decrease in payable to affiliate for administration fee	(47,431)
Decrease in payable to affiliate for Trustees' fees	(2,757)
Decrease in accrued expenses	(55,075)
Decrease in unfunded loan commitments	(480,729)
Net change in unrealized (appreciation) depreciation from investments	20,855,203
Net realized gain from investments	(2,695,700)
Net cash provided by operating activities	$ 218,816,012
Cash Flows From Financing Activities
Cash distributions paid to common shareholders	$ (7,543,017)
Cash distributions paid to preferred shareholders	(104,279)
Repurchases of common shares in tender offer	(138,036,580)
Proceeds from notes payable	41,000,000
Repayments of notes payable	(118,000,000)
Payment of upfront fees on notes payable	(75,000)
Net cash used in financing activities	$(222,758,876)
Net decrease in cash and restricted cash*	$ (3,942,864)
Cash and restricted cash at beginning of year (including foreign currency)	$ 6,914,599
Cash at end of year (including foreign currency)	$ 2,971,735
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$ 17,633
Cash paid for interest and fees on borrowings	582,466
*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $2,590.

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust
June 30, 2022
Financial Highlights

Selected data for a common share outstanding during the periods stated
	Year Ended June 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year (Common shares)	$ 6.900	$ 6.200	$ 7.050	$ 7.180	$ 7.150
Income (Loss) From Operations
Net investment income(1)	$ 0.361	$ 0.406	$ 0.394	$ 0.410	$ 0.385
Net realized and unrealized gain (loss)	(0.873)	0.702	(0.817)	(0.172)	0.038
Distributions to preferred shareholders: From net investment income(1)	(0.006)	(0.001)	(0.017)	(0.031)	(0.028)
Discount on redemption and repurchase of auction preferred shares(1)	—	—	—	0.051	—
Total income (loss) from operations	$(0.518)	$ 1.107	$(0.440)	$ 0.258	$ 0.395
Less Distributions to Common Shareholders
From net investment income	$ (0.375)	$ (0.407)	$ (0.410)	$ (0.388)	$ (0.365)
Tax return of capital	(0.019)	—	—	—	—
Total distributions to common shareholders	$(0.394)	$(0.407)	$(0.410)	$(0.388)	$(0.365)
Discount on tender offer (see Note 6)(1)	$ 0.072	$ —	$ —	$ —	$ —
Net asset value — End of year (Common shares)	$ 6.060	$ 6.900	$ 6.200	$ 7.050	$ 7.180
Market value — End of year (Common shares)	$ 5.460	$ 6.800	$ 5.330	$ 6.230	$ 6.380
Total Investment Return on Net Asset Value(2)	(6.68)% (3)	18.65%	(5.64)%	4.46% (4)	6.12%
Total Investment Return on Market Value(2)	(14.68)%	36.01%	(8.20)%	3.88%	1.39%

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust
June 30, 2022
Financial Highlights — continued

Selected data for a common share outstanding during the periods stated
	Year Ended June 30,
	2022	2021	2020	2019	2018
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000’s omitted)	$106,208	$261,425	$234,657	$266,926	$272,016
Ratios (as a percentage of average daily net assets applicable to common shares):(5)†
Expenses excluding interest and fees	1.91%	1.96%	1.73%	1.73%	1.82%
Interest and fee expense(6)	0.47%	0.57%	1.19%	1.40%	0.83%
Total expenses	2.38%	2.53%	2.92%	3.13%	2.65%
Net investment income	5.31%	6.08%	5.93%	5.74%	5.36%
Portfolio Turnover	43%	40%	57%	26%	34%
Senior Securities:
Total notes payable outstanding (in 000’s)	$ 26,000	$103,000	$ 95,000	$103,000	$ 93,000
Asset coverage per $1,000 of notes payable(7)	$ 6,531	$ 3,903	$ 3,866	$ 3,957	$ 4,587
Total preferred shares outstanding	1,504	1,504	1,504	1,504	2,464
Asset coverage per preferred share(8)	$ 66,752	$ 71,484	$ 69,242	$ 72,464	$ 68,989
Involuntary liquidation preference per preferred share(9)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Approximate market value per preferred share(9)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.
(3)	The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its common shares at 99% of the Trust’s net asset value per common share. Absent this transaction, the total return based on net asset value would have been (7.90)%.
(4)	The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its Auction Preferred Shares at 92% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 3.71%.
(5)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(6)	Interest and fee expense relates to the notes payable to partially redeem the Trust’s Auction Preferred Shares and/or to fund investments (see Note 9).
(7)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.
(8)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share.
(9)	Plus accumulated and unpaid dividends.
†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders.
	Year Ended June 30,
	2022	2021	2020	2019	2018
Expenses excluding interest and fees	1.28%	1.25%	1.11%	1.12%	1.17%
Interest and fee expense	0.32%	0.36%	0.76%	0.91%	0.54%
Total expenses	1.60%	1.61%	1.87%	2.03%	1.71%
Net investment income	3.57%	3.87%	3.81%	3.73%	3.46%

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust
June 30, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Senior Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objective is to provide a high level of current income, consistent with the preservation of capital, by investing primarily in senior, secured floating-rate loans.
The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the

Eaton Vance
Senior Income Trust
June 30, 2022
Notes to Financial Statements — continued

type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of June 30, 2022, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At June 30, 2022, the Trust had sufficient cash and/or securities to cover these commitments.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
I  Forward Foreign Currency Exchange Contracts—The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
2  Auction Preferred Shares
The Trust issued Auction Preferred Shares (APS) on July 27, 2001 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 125% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

Eaton Vance
Senior Income Trust
June 30, 2022
Notes to Financial Statements — continued

The number of APS issued and outstanding as of June 30, 2022 are as follows:
APS Issued and Outstanding
Series A	752
Series B	752
The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.
3  Distributions to Shareholders and Income Tax Information
The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at June 30, 2022, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:
	APS Dividend Rates at June 30, 2022	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)
Series A	1.98%	$55,147	0.29%	0.06-1.98
Series B	1.98	58,054	0.31	0.06-1.98
Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust's APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of June 30, 2022.
Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended June 30, 2022 and June 30, 2021 was as follows:
	Year Ended June 30,
	2022	2021
Ordinary income	$7,332,701	$15,451,540
Tax return of capital	$ 341,150	$ —

Eaton Vance
Senior Income Trust
June 30, 2022
Notes to Financial Statements — continued

As of June 30, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (17,363,755)
Net unrealized depreciation	(15,985,965)
Accumulated loss	$(33,349,720)
At June 30, 2022, the Trust, for federal income tax purposes, had deferred capital losses of $17,363,755 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at June 30, 2022, $1,282,817 are short-term and $16,080,938 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Trust at June 30, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 181,036,326
Gross unrealized appreciation	$ 931,006
Gross unrealized depreciation	(16,956,430)
Net unrealized depreciation	$ (16,025,424)
4  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Trust. The investment adviser fee is computed at an annual rate of 0.72% (0.73% prior to May 1, 2022) of the Trust’s average weekly gross assets and is payable monthly. The annual investment adviser fee rate shall be reduced to the following as of the stated date: May 1, 2023: 0.71%, May 1, 2024: 0.70%, May 1, 2025: 0.69% and May 1, 2026: 0.55%. Gross assets as referred to herein are calculated by deducting accrued liabilities of the Trust except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust. For the year ended June 30, 2022, the Trust’s investment adviser fee amounted to $1,448,330.
Effective April 26, 2022, the Trust may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Trust is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Trust due to its investment in the Liquidity Fund. For the year ended June 30, 2022, the investment adviser fee paid was reduced by $317 relating to the Trust’s investment in the Liquidity Fund. Prior to April 26, 2022, the Trust may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. EVM did not receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.25% of the Trust’s average weekly gross assets. For the year ended June 30, 2022, the administration fee amounted to $496,926.
Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended June 30, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.
During the year ended June 30, 2022, EVM reimbursed the Trust $1,737 for a net realized loss due to a trading error. The amount of the reimbursement had an impact on total return of less than 0.01%.
5  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $80,787,266 and $268,513,036, respectively, for the year ended June 30, 2022.

Eaton Vance
Senior Income Trust
June 30, 2022
Notes to Financial Statements — continued

6  Common Shares of Beneficial Interest and Shelf Offering
The Trust may issue common shares pursuant to its dividend reinvestment plan. Common shares issued by the Trust pursuant to its dividend reinvestment plan for the year ended June 30, 2022 were 2,542. There were no common shares issued by the Trust for the year ended June 30, 2021.
As announced on May 12, 2021, the Trust’s Board of Trustees authorized an initial conditional cash tender offer (the “Initial Tender Offer”) by the Trust for up to 60% of its outstanding common shares at a price per share equal to 99% of the Trust’s net asset value (“NAV”) per share as of the close of regular trading on the New York Stock Exchange on the date the tender offer expires. On June 29, 2021, the Trust commenced a cash tender offer for up to 22,719,965 of its outstanding common shares. The tender offer expired at 5:00 P.M. Eastern Time on July 30, 2021. The number of shares properly tendered was 20,330,291.438. The purchase price of the properly tendered shares was equal to $6.7897 per share for an aggregate purchase price of $138,036,580.
In addition to the Initial Tender Offer, the Trust announced on May 12, 2021 that it will conduct cash tender offers in the fourth quarter of each of 2022, 2023 and 2024 (each, a “Conditional Tender Offer”) for up to 10% of the Trust’s then-outstanding common shares if, from January to August of the relevant year, the Trust’s shares trade at an average daily discount to NAV of more than 10%, based upon the Trust’s volume-weighted average market price and NAV on each business day during the period. If triggered, common shares tendered and accepted in a Conditional Tender Offer would be repurchased at a price per share equal to 98% of the Trust’s NAV as of the close of regular trading on the New York Stock Exchange on the date such Conditional Tender Offer expires.
In November 2013, the Board of Trustees initially approved a share repurchase program for the Trust. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Trust is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended June 30, 2022 and June 30, 2021.
Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 4,551,438 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the years ended June 30, 2022 and June 30, 2021, there were no shares sold by the Trust pursuant to its shelf offering.
At June 30, 2022, according to filings made on Schedule 13D and 13G pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, three affiliated entities together owned 10.6% of the Trust’s common shares.
7  Restricted Securities
At June 30, 2022, the Trust owned the following securities which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.
Description	Date(s) of Acquisition	Shares	Cost	Value
Common Stocks
Nine Point Energy Holdings, Inc.	7/15/14	325	$ 15,070	$ 0
Total Common Stocks			$15,070	$0
Convertible Preferred Stocks
Nine Point Energy Holdings, Inc., Series A, 12.00%, PIK	5/26/17	5	$ 5,000	$ 0
Total Convertible Preferred Stocks			$ 5,000	$0
Total Restricted Securities			$20,070	$0

Eaton Vance
Senior Income Trust
June 30, 2022
Notes to Financial Statements — continued

8  Financial Instruments
The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 2022 is included in the Portfolio of Investments. At June 30, 2022, the Trust had sufficient cash and/or securities to cover commitments under these contracts.
The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.
The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At June 30, 2022, the fair value of derivatives with credit-related contingent features in a net liability position was $56,463. At June 30, 2022, there were no assets pledged by the Trust for such liability.
The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract.  To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at June 30, 2022 was as follows:
	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)
Forward foreign currency exchange contracts	$177,623	$(56,463)
(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

Eaton Vance
Senior Income Trust
June 30, 2022
Notes to Financial Statements — continued

The Trust's derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Trust's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for such assets and pledged by the Trust for such liabilities as of June 30, 2022.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America, N.A.	$ 1,418	$ (1,418)	$ —	$ —	$ —
Deutsche Bank AG	2,163	—	—	—	2,163
Standard Chartered Bank	129,812	(7,161)	—	—	122,651
State Street Bank and Trust Company	44,230	—	(44,230)	—	—
	$177,623	$(8,579)	$(44,230)	$ —	$124,814

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Bank of America, N.A.	$ (2,541)	$ 1,418	$ —	$ —	$ (1,123)
HSBC Bank USA, N.A.	(46,761)	—	—	—	(46,761)
Standard Chartered Bank	(7,161)	7,161	—	—	—
	$(56,463)	$8,579	$ —	$ —	$(47,884)
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended June 30, 2022 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency exchange contracts	$2,348,160	$(477,308)
(1)	Statement of Operations location: Net realized gain (loss) - Forward foreign currency exchange contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) - Forward foreign currency exchange contracts.
The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended June 30, 2022, which is indicative of the volume of this derivative type, was approximately $24,475,000.

Eaton Vance
Senior Income Trust
June 30, 2022
Notes to Financial Statements — continued

9  Revolving Credit and Security Agreement
The Trust has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to $50 million ($125 million prior to September 29, 2021). Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 6, 2023, the Trust also pays a program fee of 0.90% per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 60% of the total facility size) per annum on the unused portion of the total commitment under the Agreement. Program and liquidity fees for the year ended June 30, 2022 totaled $351,954 and are included in interest expense and fees on the Statement of Operations. In connection with the renewal of the Agreement on March 7, 2022, the Trust paid upfront fees of $75,000, which is being amortized to interest expense over a period of one year through March 6, 2023. The unamortized balance  at June 30, 2022 is approximately $51,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. At June 30, 2022, the Trust had borrowings outstanding under the Agreement of $26,000,000 at an annual interest rate of 1.62%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at June 30, 2022 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 11) at June 30, 2022. For the year ended June 30, 2022, the average borrowings under the Agreement and the average interest rate (excluding fees) were $26,572,603 and 0.36%, respectively.
10  Investments in Affiliated Funds
At June 30, 2022, the value of the Trust's investment in affiliated funds was $2,499,592, which represents 2.4% of the Trust's net assets applicable to common shares. Transactions in affiliated funds by the Trust for the year ended June 30, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$5,030,292	$226,869,236	$(231,898,839)	$ (617)	$ (72)	$ —	$ 6,996	—
Liquidity Fund	—	14,253,944	(11,754,352)	—	—	2,499,592	1,847	2,499,592
Total				$(617)	$ (72)	$2,499,592	$8,843
11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At June 30, 2022, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 11,480,737	$ —	$ 11,480,737
Closed-End Funds	3,223,455	—	—	3,223,455
Common Stocks	422,555	638,163	436,664	1,497,382
Convertible Preferred Stocks	—	187	0	187
Corporate Bonds	—	7,511,256	—	7,511,256

Eaton Vance
Senior Income Trust
June 30, 2022
Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3*	Total
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$ —	$ 138,599,087	$ 199,206	$ 138,798,293
Warrants	—	0	0	0
Miscellaneous	—	—	0	0
Short-Term Investments	2,499,592	—	—	2,499,592
Total Investments	$6,145,602	$ 158,229,430	$635,870	$ 165,010,902
Forward Foreign Currency Exchange Contracts	$ —	$ 177,623	$ —	$ 177,623
Total	$6,145,602	$ 158,407,053	$635,870	$ 165,188,525
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (56,463)	$ —	$ (56,463)
Total	$ —	$ (56,463)	$ —	$ (56,463)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended June 30, 2022 is not presented.
12  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Trust may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Credit Risk
The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.
LIBOR Transition Risk
Certain instruments held by the Trust may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The

Eaton Vance
Senior Income Trust
June 30, 2022
Notes to Financial Statements — continued

impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Trust's performance, or the performance of the securities in which the Trust invests.
13  Additional Information
On August 27, 2020, Saba Capital Master Fund, Ltd., a hedge fund (“Saba”), filed claims against the Trust in a lawsuit in Suffolk County Superior Court in Massachusetts asserting breach of contract and fiduciary duty by the Trust and certain of its affiliates, the Trust’s adviser, and the Board, following the implementation by the Trust of by-law amendments that (i) require trustee nominees in contested elections to obtain affirmative votes of a majority of eligible shares in order to be elected and (ii) establish certain requirements related to shares obtained in “control share” acquisitions. With respect to the Trust, Saba seeks rescission of these by-law provisions and certain related relief. On March 31, 2021, the court allowed in part and denied in part a motion to dismiss Saba’s claims. While management of the Trust is unable to predict the outcome of this matter, it does not believe the outcome would result in the payment of any monetary damages by the Trust.

Eaton Vance
Senior Income Trust
June 30, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Senior Income Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Income Trust (the “Trust”), including the portfolio of investments, as of June 30, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of June 30, 2022, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
 Basis for Opinion
 These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Trust's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
 We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
 Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of June 30, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
August 18, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Senior Income Trust
June 30, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended June 30, 2022, the Trust designates approximately $44,729, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended June 30, 2022, the Trust designates 95.22% of distributions from net investment income as a 163(j) interest dividend.

Eaton Vance
Senior Income Trust
June 30, 2022
Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.
If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust's transfer agent re-register your Shares in your name or you will not be able to participate.
The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.
If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Senior Income Trust
June 30, 2022
Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature	Date

Shareholder signature	Date
Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.
YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.
This authorization form, when signed, should be mailed to the following address:
Eaton Vance Senior Income Trust
c/o American Stock Transfer & Trust Company, LLC
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Eaton Vance
Senior Income Trust
June 30, 2022
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.

Eaton Vance
Senior Income Trust
June 30, 2022
Board of Trustees’ Contract Approval — continued

Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Senior Income Trust (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Eaton Vance
Senior Income Trust
June 30, 2022
Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in senior floating rate loans. Specifically, the Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. The Board considered the deep experience of the Adviser and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund. In this regard, the Board considered, among other things, the Adviser’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain Fund specific factors that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee. Additionally, the Board took into account the financial resources committed by the Adviser in structuring the Fund at the time of its initial public offering and the waiver of fees provided by the Adviser for the first five years of the Fund’s life. The Board also considered that, following discussions with the Contract Review Committee, the Adviser had implemented a series of permanent reductions in management fees beginning in May 2010, which included a further fee reduction effective May 1, 2022.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.

Eaton Vance
Senior Income Trust
June 30, 2022
Board of Trustees’ Contract Approval — continued

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered in the same manner as an open-end fund and that, notwithstanding that the Fund is authorized to issue additional common shares through a shelf offering, the Fund’s assets are not expected to increase materially in the foreseeable future. The Board did not find that the implementation of breakpoints in the advisory fee schedule is warranted at this time.

Eaton Vance
Senior Income Trust
June 30, 2022
Management and Organization

Fund Management. The Board of Trustees of the Fund (the “Board”) is responsible for the overall management and supervision of the affairs of the Fund. The Board members and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the Securities and Exchange Commission, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 137 funds (with the exception of Ms. Wiser who oversees 136 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Class I Trustee	Until 2023. 3 years. Since 2007.	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Fund, and his former position with EVC, which was an affiliate of the Fund prior to March 1, 2021.
Other Directorships. Formerly, Director of EVC (2012-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Mark R. Fetting 1954	Class III Trustee	Until 2025. 3 years. Since 2016.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Class I Trustee	Until 2023. 3 years. Since 2014.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987- 1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman(1) 1952	Chairperson of the Board and Class II Trustee	Until 2024. 3 years. Chairperson of the Board since 2021 and Trustee since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Eaton Vance
Senior Income Trust
June 30, 2022
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley(1) 1960	Class III Trustee	Until 2025. 3 years. Since 2014.	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).
Keith Quinton 1958	Class II Trustee	Until 2024. 3 years. Since 2018.	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Class III Trustee	Until 2025. 3 years. Since 2018.	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Class II Trustee	Until 2024. 3 years. Since 2015.	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Class I Trustee	Until 2023. 3 years. Since 2016.	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(2) 1967	Class I Trustee	Until 2023. Since 2022.	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Eaton Vance
Senior Income Trust
June 30, 2022
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Jill R. Damon 1984	Secretary	Since 2022	Vice President of EVM and BMR since 2017. Formerly, associate at Dechert LLP (2009-2017).
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012- 2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Preferred shares Trustee.
(2) Ms. Wiser began serving as a Trustee effective April 4, 2022.

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Share Repurchase Program. The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.
Additional Notice to Shareholders. If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.
Closed-End Fund Information. Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Closed-End Funds & Term Trusts.”

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110

171    6.30.22

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended June 30, 2021 and June 30, 2022 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Senior Income Trust

Fiscal Years Ended	06/30/21	06/30/22
Audit Fees	$98,575	$88,650
Audit-Related Fees(1)	$0	$20,000
Tax Fees(2)	$18,846	$350
All Other Fees(3)	$0	$0

Total	$117,421	$109,000

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed upon procedures relating to the registrant’s revolving credit agreement.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended June 30, 2021 and June 30, 2022; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	06/30/21	06/30/22
Registrant	$18,846	$350
Eaton Vance(1)	$98,500	$0

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, Keith Quinton, Scott E. Wennerholm (Chair), and Nancy A. Wiser are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Trust. Sarah A. Choi, Catherine C. McDermott, Daniel P. McElaney, John P. Redding and Andrew N. Sveen comprise the investment team responsible for the overall and day-to-day management of the Trust’s investments.

Mr. Redding is a Vice President of EVM and has been a portfolio manager of the Trust since November 2001. Messrs. McElaney and Sveen and Ms. McDermott are Vice Presidents of EVM and have been portfolio managers of the Trust since March 2019. Ms. Choi is a Vice President of EVM and has been a portfolio manager of the Trust since July 2022. Messrs. McElaney, Redding and Sveen and Ms. McDermott have been employed by EVM for more than five years and manage other Eaton Vance funds. Ms. Choi has been employed by EVM since October 2019 and manages other Eaton Vance funds. Prior to joining EVM, Ms. Choi worked as a Senior Credit Analyst at Apex Credit Partners from 2014 to 2019. This information is provided as of the date of filing this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Sarah A. Choi(1)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Catherine C. McDermott
Registered Investment Companies	7	$4,327.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Daniel P. McElaney
Registered Investment Companies	4	$1,652.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
John P. Redding
Registered Investment Companies	2	$596.2	0	$0
Other Pooled Investment Vehicles	2	$133.3	0	$0
Other Accounts	0	$0	0	$0
Andrew N. Sveen(2)
Registered Investment Companies	12	$42,159.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

(1)	Ms. Choi became a portfolio manager effective July 1, 2022.
(2)

This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Trust
Sarah A. Choi(1)	None
Catherine C. McDermott	None
Daniel P. McElaney	None
John P. Redding	$100,001 - $500,000
Andrew N. Sveen	None

(1)	Ms. Choi became a portfolio manager effective July 1, 2022.

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Board of Directors of Eaton Vance’s parent company, Morgan Stanley.

Base salary compensation. Generally, portfolio managers and research analysts receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers and research analysts may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates including Eaton Vance. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Revenue and profitability of the firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•	Team, product and/or Eaton Vance performance

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager(1) (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods),(2) provided that for funds that are tax-managed or otherwise have an objective of after-tax returns, performance net of taxes will be considered

•	Individual contribution and performance

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(1)	Generally, this is total return performance, provided that consideration may also be given to relative risk-adjusted performance.
(2)

When a fund’s peer group as determined by Lipper or Morningstar is deemed by the relevant Eaton Vance Chief Investment Officer, or in the case of the sub-advised Funds, the Director of Product Development and Sub-Advised Funds, not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
July 1 through July 31	20,330,291.438	6.7897	20,330,291.438	0
August 1 through August 31	0	0	0	0
September 1 through September 30	0	0	0	0
October 1 through October 31	0	0	0	0
November 1 through November 30	0	0	0	0
December 1 through December 31	0	0	0	0
January 1 through January 31	0	0	0	0
February 1 through February 28	0	0	0	0
Marsh 1 through March 31	0	0	0	0
April 1 through April 30	0	0	0	0
May 1 through May 31	0	0	0	0
June 1 through June 30	0	0	0	0

Total	20,330,291.438	6.7897	20,330,291.438	0

On May 12, 2021, the Trust’s Board of Trustees authorized an initial conditional cash tender offer (the “Initial Tender Offer”) by the Trust for up to 60% of its outstanding common shares at a price per share equal to 99% of the Trust’s net asset value (“NAV”) per share as of the close of regular trading on the New York Stock Exchange on the date the tender offer expires. On June 29, 2021, the Trust commenced a cash tender offer for up to 22,719,965 of its outstanding common shares. The tender offer expired at 5:00 P.M. Eastern Time on July 30, 2021. The number of shares properly tendered was 20,330,291.438. The purchase price of the properly tendered shares was equal to $6.7897 per share for an aggregate purchase price of $138,036,580.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Income Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: August 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	August 18, 2022

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	August 18, 2022